UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21403

Western Asset / Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	September 30, 2009

Item 1. Schedule of Investments

WESTERN ASSET / CLAYMORE

INFLATION – LINKED SECURITIES

& INCOME FUND

FORM N-Q

SEPTEMBER 30, 2009

Quarterly Report to Shareholders

Portfolio of Investments

Western Asset / Claymore Inflation-Linked Securities & Income Fund

September 30, 2009 (Unaudited)

	Rate	Maturity Date	Par/Shares†	Value
LONG-TERM SECURITIES — 112.7%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 98.0%
Treasury Inflation-Protected SecuritiesA — 98.0%
United States Treasury Inflation-Protected Security	0.875%	4/15/10	21,065,089	$21,071,662	B
United States Treasury Inflation-Protected Security	2.375%	4/15/11	52,525,818	54,085,205
United States Treasury Inflation-Protected Security	3.375%	1/15/12	3,468,808	3,688,862
United States Treasury Inflation-Protected Security	3.000%	7/15/12	28,387,623	30,179,592	C
United States Treasury Inflation-Protected Security	1.875%	7/15/13	41,040,650	42,400,122
United States Treasury Inflation-Protected Security	2.000%	1/15/14	3,333,444	3,452,198
United States Treasury Inflation-Protected Security	1.625%	1/15/15	19,625,112	19,993,083	D
United States Treasury Inflation-Protected Security	2.000%	1/15/16	15,950,529	16,548,674	D
United States Treasury Inflation-Protected Security	2.375%	1/15/17	10,519,012	11,192,881
United States Treasury Inflation-Protected Security	1.625%	1/15/18	22,153,400	22,374,934
United States Treasury Inflation-Protected Security	1.375%	7/15/18	14,631,102	14,484,790
United States Treasury Inflation-Protected Security	2.125%	1/15/19	2,808,652	2,949,085
United States Treasury Inflation-Protected Security	2.375%	1/15/25	7,997,710	8,385,103
United States Treasury Inflation-Protected Security	2.000%	1/15/26	74,066,878	73,904,820	D
United States Treasury Inflation-Protected Security	1.750%	1/15/28	16,139,600	15,463,754	C
United States Treasury Inflation-Protected Security	2.500%	1/15/29	7,322,557	7,869,464
United States Treasury Inflation-Protected Security	3.875%	4/15/29	10,414,818	13,409,078	C
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost — $343,160,909)				361,453,307
CORPORATE BONDS AND NOTES — 5.6%
Automobiles — 0.3%
General Motors Corp.	8.375%	7/15/33	5,880,000	955,500	E
Consumer Finance — 0.5%
SLM Corp.	0.000%	2/1/10	2,000,000	1,942,800	F
Diversified Financial Services — 0.5%
JPMorgan Chase and Co.	7.900%	12/31/49	1,940,000	1,862,730	G
Diversified Telecommunication Services — 0.3%
AT&T Inc.	5.600%	5/15/18	1,000,000	1,051,580
Health Care Providers and Services — 0.9%
HCA Inc.	5.750%	3/15/14	4,000,000	3,530,000
Media — 1.6%
Comcast Corp.	5.900%	3/15/16	1,900,000	2,041,934
News America Inc.	7.625%	11/30/28	1,790,000	1,856,466
Time Warner Inc.	7.700%	5/1/32	1,750,000	1,978,877
				5,877,277
Oil, Gas and Consumable Fuels — 1.5%
Hess Corp.	7.875%	10/1/29	2,880,000	3,373,367
Hess Corp.	7.300%	8/15/31	120,000	134,896
Hess Corp.	7.125%	3/15/33	895,000	984,778
Kinder Morgan Energy Partners LP	7.300%	8/15/33	900,000	963,761
				5,456,802
TOTAL CORPORATE BONDS AND NOTES (Cost — $24,457,744)				20,676,689

Quarterly Report to Shareholders

Portfolio of Investments - Continued

Western Asset / Claymore Inflation-Linked Securities & Income Fund - Continued

September 30, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares†	Value
ASSET-BACKED SECURITIES — 0.6%
Fixed Rate Securities — 0.1%
Structured Asset Securities Corp. 2002-AL1 A3	3.450%	2/25/32	360,352	$299,686
Indexed SecuritiesF — 0.5%
Ameriquest Mortgage Securities Inc. 2005-R11 A2D	0.576%	1/25/36	50,000	30,465
Amresco Residential Securities Mortgage Loan Trust 1997-3 M1A	0.801%	9/25/27	3,116	2,079
Asset Backed Funding Certificates 2004-OPT2 M1	0.796%	8/25/33	40,000	25,564
Countrywide Asset-Backed Certificates 2002-4 A1	0.986%	2/25/33	3,575	2,222
Countrywide Home Equity Loan Trust 2007-GW A	0.793%	8/15/37	1,178,116	543,726	H
EMC Mortgage Loan Trust 2004-C A1	0.796%	3/25/31	43,055	37,708	H,I
Novastar Home Equity Loan 2003-2 A1	0.856%	9/25/33	1,471,073	969,393
				1,611,157
Variable Rate SecuritiesJ — N.M.
SLC Student Loan Trust 2008-1 A4A	1.899%	12/15/32	100,000	100,857
TOTAL ASSET-BACKED SECURITIES (Cost — $1,416,147)				2,011,700
MORTGAGE-BACKED SECURITIES — 3.2%
Fixed Rate Securities — 0.2%
Countrywide Alternative Loan Trust 2004-J1	6.000%	2/25/34	19,072	18,596
Countrywide Alternative Loan Trust 2004-2 CB	4.250%	3/25/34	67,779	64,079
Residential Asset Mortgage Products Inc. 2004-SL2	8.500%	10/25/31	21,609	19,266
Residential Asset Mortgage Products Inc. 2004-SL4	7.500%	7/25/32	178,859	168,239
Washington Mutual MSC Mortgage Pass-Through Certificates 2002-MS12 B2	6.500%	5/25/32	690,548	455,086
Washington Mutual MSC Mortgage Pass-Through Certificates 2004-RA1	7.000%	3/25/34	77,445	75,896
				801,162
Indexed SecuritiesF — 1.2%
Banc of America Mortgage Securities 2003-D	4.569%	5/25/33	105,376	95,942
Banc of America Mortgage Securities 2005-F	4.996%	7/25/35	176,272	146,467
Bear Stearns Adjustable Rate Mortgage Trust 2004-9 24A1	5.436%	11/25/34	255,389	246,050
Countrywide Home Loan Mortgage Pass-Through Trust 2003-56 6A1	5.222%	12/25/33	682,006	568,014
Countrywide Home Loans 2005-09 1A1	0.546%	5/25/35	207,581	109,667
Countrywide Home Loans 2005-R2 1AF1	0.586%	6/25/35	821,045	558,203	I
Countrywide Home Loans 2005-R3	0.646%	9/25/35	1,631,241	1,081,240	I
IndyMac Inda Mortgage Loan Trust 2007-AR7 1A1	6.186%	11/25/37	269,869	190,504
JPMorgan Mortgage Trust 2004-A1 1A1	4.312%	10/25/33	155,314	147,743
JPMorgan Mortgage Trust 2004-A1 1A1	4.805%	2/25/34	57,279	54,336
MASTR Adjustable Rate Mortgages Trust 2004-13	3.111%	11/21/34	350,000	277,351
MLCC Mortgage Investors Inc. 2003-H	3.233%	1/25/29	14,504	13,378
Sequoia Mortgage Trust 2003-8 A1	0.566%	1/20/34	41,616	32,105

Quarterly Report to Shareholders

Portfolio of Investments - Continued

Western Asset / Claymore Inflation-Linked Securities & Income Fund - Continued

September 30, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares†		Value
Indexed Securities — Continued
Structured Adjustable Rate Mortgage Loan Trust 2005-3XS A3	0.616%	1/25/35	856,346	$617,216		H
WaMu Mortgage Pass-Through Certificates 2003-AR8 A	2.851%	8/25/33	43,568		41,198
WaMu Mortgage Pass-Through Certificates 2003-AR10	4.663%	10/25/33	153,073		135,973
					4,315,387
Variable Rate SecuritiesJ — 1.8%
Chase Mortgage Finance Corp. 2007-A1 2A3	4.130%	2/25/37	68,573		64,011
CS First Boston Mortgage Securities Corp. 2004-AR6 2A1	3.989%	10/25/34	59,214		55,596
GSR Mortgage Loan Trust 2004-11 1A1	3.837%	9/25/34	362,711		326,342
JPMorgan Mortgage Trust 2006-A2 5A1	4.439%	11/25/33	24,284		23,291
Merrill Lynch Mortgage Investors Inc. 2005-A2	4.479%	2/25/35	1,897,501		1,702,042
Merrill Lynch Mortgage Investors Trust 2004-A1 2A1	4.300%	2/25/34	44,741		40,196
Morgan Stanley Capital I 2004-RR2 X	0.932%	10/28/33	967,509		14,600	I,K
Thornburg Mortgage Securities Trust 2007-4 2A1	6.200%	9/25/37	398,308		320,821
WaMu Mortgage Pass-Through Certificates 2005-AR3 A2	4.634%	3/25/35	4,265,648		3,748,162
WaMu Mortgage Pass-Through Certificates 2007-HY1 1A1	5.678%	2/25/37	467,548		298,392
					6,593,453
TOTAL MORTGAGE-BACKED SECURITIES (Cost — $9,201,392)					11,710,002
YANKEE BONDSL — 1.7%
Commercial Banks — N.M.
Glitnir Banki Hf	6.693%	6/15/16	1,240,000		124	E,G,I,K
Kaupthing Bank Hf	7.125%	5/19/16	2,060,000		206	E,I,K
					330
Diversified Financial Services — 0.3%
UFJ Finance Aruba AEC	6.750%	7/15/13	1,025,000		1,139,006
Diversified Telecommunication Services — 0.8%
Deutsche Telekom International Finance BV	8.750%	6/15/30	2,175,000		2,816,675	M
Foreign Government — 0.5%
Russian Federation	7.500%	3/31/30	1,785,600		1,938,447	I
Oil, Gas and Consumable Fuels — 0.1%
Gazprom	6.510%	3/7/22	190,000		174,097	I
TOTAL YANKEE BONDS (Cost — $8,979,516)					6,068,555
FOREIGN GOVERNMENT OBLIGATIONS — 3.3%
Canadian Government Bond	4.250%	12/1/21	6,696,929	CAD	8,073,130	N
Commonwealth of Australia	4.000%	8/20/20	3,150,000	AUD	4,252,190	N
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost — $10,773,068)					12,325,320

Quarterly Report to Shareholders

Portfolio of Investments - Continued

Western Asset / Claymore Inflation-Linked Securities & Income Fund - Continued

September 30, 2009 (Unaudited) (continued)

	Rate	Maturity Date	Par/Shares†		Value
PREFERRED STOCKS — 0.3%
Fannie Mae	8.250%		318,300	Shs	$512,462	G,O,P
Freddie Mac	8.375%		357,225		646,577	G,O,P
TOTAL PREFERRED STOCKS (Cost — $17,031,648)					1,159,039
TOTAL LONG-TERM SECURITIES (Cost — $415,020,424)					415,404,612
SHORT-TERM SECURITIES — 0.1%
REPURCHASE AGREEMENT — 0.1%
Deutsche Bank 0.05%, dated 9/30/09, to be repurchased at $332,000 on 10/1/09 (Collateral: $340,000 Freddie Mac Discount note, 0.000% due 3/8/10, value $338,640)			$332,000		332,000
TOTAL SHORT-TERM SECURITIES (Cost — $332,000)					332,000
TOTAL INVESTMENTS — 112.8% (Cost — $415,352,424)Q					415,736,612
Reverse Repurchase Agreements (13.0)%					(48,026,600)
Other Assets Less Liabilities — 0.2%					992,521

Net Assets — 100.0%					$368,702,533

	Expiration	Actual Contracts	Appreciation
Futures Contracts PurchasedR
German Euro Bobl Futures	December 2009	50	$23,382

	Settlement	Contract to				Unrealized
Broker	Date	Receive		Deliver		Gain/(Loss)
Credit Suisse First Boston (London)	11/19/2009	USD	$1,313,969	AUD	1,583,190	$(77,254)
Credit Suisse First Boston (London)	11/19/2009	USD	1,318,238	AUD	1,574,580	(65,419)
Credit Suisse First Boston (London)	11/19/2009	USD	1,375,250	AUD	1,614,997	(43,922)
Credit Suisse First Boston (London)	11/19/2009	USD	4,486,888	CAD	4,783,022	14,775

						$(171,820)

†	Securities are denominated in U.S. Dollars, unless otherwise noted.
N.M.	Not Meaningful.
A

Treasury Inflation-Protected Security —Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.

B	All or a portion of this security is collateral to cover swaps.
C	All or a portion of this security is collateral to cover futures.
D	Position, or a portion thereof, with an aggregate market value of $45,949,056 has been segregated to collateralize reverse repurchase agreements.
E	Bond is currently in default.
F

Indexed Security - The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of September 30, 2009.

G

Stepped Coupon Security - A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

Quarterly Report to Shareholders

Portfolio of Investments - Continued

Western Asset / Claymore Inflation-Linked Securities & Income Fund - Continued

September 30, 2009 (Unaudited) (continued)

H	Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
I

Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 1.03% of net assets.

J	The coupon rates shown on variable rate securities are the rates at September 30, 2009. These rates vary with the weighted average coupon of the underlying loans.
K	Illiquid security valued at fair value under the procedures approved by the Board of Trustees.
L	Yankee Bond - A dollar-denominated bond issued in the U.S. by foreign entities.
M	Credit Linked Security - The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
N

Inflation-Protected Security - Security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.

O	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
P	Non-income producing.
Q

Aggregate cost for federal income tax purposes is substantially the same as book cost. At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$24,075,749
Gross unrealized depreciation	(23,691,561)
Net unrealized appreciation	$384,188

R	Futures are described in more detail in the notes to Portfolio of Investments.

AUD	— Australian Dollar
CAD	— Canadian Dollar
USD	— United States Dollar

Notes to Portfolio of Investments (unaudited)

Organization and Significant Accounting Policies

Western Asset / Claymore Inflation-Linked Securities & Income Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value.  The hierarchy of inputs is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Future contracts are valued daily at settlement price established by the board of trade or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Long-term investments:
U.S. government and agency obligations	—	$361,453,307	—	$361,453,307
Corporate bonds and notes	—	20,676,689	—	20,676,689
Asset-backed securities	—	2,011,700	—	2,011,700
Mortgage-backed securities	—	11,710,002	—	11,710,002
Yankee bonds	—	6,068,555	—	6,068,555
Foreign government obligations	—	12,325,320	—	12,325,320
Preferred Stocks	$1,159,039	—	—	1,159,039
Total long-term securities	1,159,039	414,245,573	—	415,404,612
Short-term securities†	—	332,000	—	332,000
Total investments	$1,159,039	$414,577,573	—	$415,736,612
Other financial instruments:
Reverse repurchase agreement	—	(48,026,600)	—	(48,026,600)
Futures contracts purchased	23,382	—	—	23,382
Forward currency contracts	—	(171,820)	—	(171,820)
Interest rate swaps‡	—	(456,373)	—	(456,373)
Credit default swaps on corporate issues — sell‡	—	(651,470)	—	(651,470)
Credit default swaps on credit indices — sell‡	—	(341,431)	—	(341,431)
Total other financial instruments	23,382	(49,647,694)	—	(49,624,312)
Total	$1,182,421	$364,929,879	—	$366,112,300

† See Portfolio of Investments for additional detailed categorizations.

‡ Values include any premiums paid or received with respect to swap contracts.

Notes to Portfolio of Investments (unaudited) (continued)

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern Time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

For the nine months ended September 30, 2009, the average amount of reverse repurchase agreements outstanding was $116,305,768 and the daily weighted average interest rate was 0.39%.

As of September 30, 2009, the Fund entered into a reverse repurchase agreement (“Reverse Repurchase Agreement”) with Deutsche Bank for $48,026,600. The Reverse Repurchase Agreement which matured on October 1, 2009 was recorded at cost and was collateralized by various U.S. Treasury Inflation Protected Securities with a par value of $45,100,000 and a market value as of September 30, 2009, of $45,949,056. The implied interest rate on the Reverse Repurchase Agreement was 0.28% at September 30, 2009.

Futures Contracts

The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Portfolio of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Swap Agreements

The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives — Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $914,259. The aggregate fair value of assets posted as collateral, for all swaps was $1,707,533. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $17,561,600 less the value of the contracts’ related reference obligations.

Credit Default Swaps

Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Portfolio of Investments (unaudited) (continued)

Interest Rate Swaps

Each Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

As of September, 2009, the three-month London Interbank Offered Rates (“LIBOR”) was 0.28688%.

The following is a summary of open swap contracts outstanding as of September 30, 2009.

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Made by the Fund ‡	Periodic Payments Received by the Fund ‡	Contract Notional Amount	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Interest Rate Swaps:
Barclays Capital Inc.	March 18, 2039	4.25% Semi-Annually	3-month LIBOR	$7,940,000	$(2,247,104)	$1,790,731

Net unrealized appreciation on interest rate swaps						1,790,731

CREDIT DEFAULT SWAP ON CORPORATE ISSUES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity)	Termination Date	Implied Credit Spread At March 31, 2009 (2)	Periodic Payments Received by the Fund ‡	Contract Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase & Co. (SLM Corporation, 5.125%, due 8/27/12)	December 20, 2012	9.31%	2.50% Quarterly	$3,800,000	$(651,470)	—	$(651,470)

Net unrealized depreciation on sales of credit default swaps on corporate issues							(651,470)

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity)	Termination Date	Periodic Payments Received by the Fund ‡	Contract Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX IG 8)	June 20, 2012	0.35% Quarterly	$13,761,600	$(341,431)	$(78,642)	$(262,789)

Net unrealized depreciation on sales of credit default swaps on credit indices						(262,789)

‡ Percentage shown is an annual percentage rate.

(1)    If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)    Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)    The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)    The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts

The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. the contract is marked-to -market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed through either delivery or offset by entering into another forward foreign currency contract the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2009.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying	Unrealized	Unrealized	Unrealized	Unrealized	Contracts, at
Risk Disclosure	Appreciation	Depreciation	Appreciation	Depreciation	value	Total
Interest Rate Contracts	$23,382	—	—	—	$(456,373)	$(432,991)
Foreign Exchange Contracts	—	—	$14,775	$(186,595)	—	(171,820)
Credit Contracts	—	—	—	—	(992,901)	(992,901)
Total	$23,382	$0	$14,775	$(186,595)	$(1,449,274)	$(1,597,712)

The Fund had average market values of $33,097, $28,642,334, $3,751,124 , $3,692,961 and $6,735,846 in written options, futures contracts (to buy), futures contracts (to sell), forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, average notional balances in interest rate swap contracts of $7,146,000, average notional balances of $27,201,600 in credit default swap contracts (to sell protection), during the period ended September 30, 2009.

Other information regarding the Fund is available in the Fund’s most recent Report to Shareholders.  This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

Subsequent Event

On July 17, 2009, Claymore Group Inc., the parent of Claymore Securities, Inc. (the “Servicing Agent”), entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”)) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity.  This transaction was completed on October 14, 2009, and resulted in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Servicing Agent, became indirect, wholly-owned subsidiaries of Guggenheim.  The transaction is not expected to affect the daily operations of the Fund or the shareholder servicing activities of the Servicing Agent.

The servicing agreement for the Fund terminated pursuant to its terms as a result of the transaction. On September 28, 2009, the Fund’s Board of Trustees approved a new servicing agreement for the Fund that became effective upon closing of the transaction on October 14, 2009; shareholder approval of the new servicing agreement is not required.

Item 2 – Controls and Procedures

(a)               The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)              There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Securities & Income Fund

By:	R. Jay Gerken

R. Jay Gerken

President, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: November 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken

R. Jay Gerken

President, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: November 24, 2009

By:	Frances M. Guggino

Frances M. Guggino

Treasurer and Principal Financial and Accounting Officer, Western Asset / Claymore Inflation-Linked Securities & Income Fund

Date: November 24, 2009